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                                                                   EXHIBIT 10.10

                              PDF SOLUTIONS, INC.

                                2001 STOCK PLAN

            EFFECTIVE AS OF [DATE OF INITIAL PUBLIC OFFERING], 2001



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                               PDF SOLUTIONS, INC.

                                2001 STOCK PLAN

             EFFECTIVE AS OF [DATE OF INITIAL PUBLIC OFFERING], 2001



SECTION 1. INTRODUCTION.

        The Company's Board of Directors adopted the PDF Solutions, Inc. 2001 Stock Plan on June 12, 2001 (the "Adoption Date"), and the Company's stockholders approved the Plan on [APPROVAL DATE]. The Plan is effective on the date of our initial public offering.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

        The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Purchase Rights granting Restricted Stock and Options which may be Incentive Stock Options or Nonstatutory Stock Options.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement or Restricted Stock Agreement.


SECTION 2. DEFINITIONS.

        (a) "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

        (b) "AWARD" means any award of an Option or Stock Purchase Right under the Plan.

        (c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

        (d) "CHANGE IN CONTROL" except as may otherwise be provided in a Stock Option Agreement or Restricted Stock Agreement, means the occurrence of any of the following:


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                        (i) The consummation of a merger or consolidation of the
                Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                        (ii) The sale, transfer or other disposition of all or
                substantially all of the Company's assets;

                        (iii) A change in the composition of the Board, as a
                result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or
                (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

                        (iv) Any transaction as a result of which any person
                becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                                (A) A trustee or other fiduciary holding
                        securities under an employee benefit plan of the Company or a subsidiary of the Company;

                                (B) A corporation owned directly or indirectly
                        by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

                                (C) The Company; or

                        (v) A complete liquidation or dissolution of the
                Company.

        (e) "CODE" means the Internal Revenue Code of 1986, as amended.

        (f) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

        (g) "COMMON STOCK" means the Company's common stock.

        (h) "COMPANY" means PDF Solutions, Inc.


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        (i) "CONSULTANT" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

        (j) "DIRECTOR" means a member of the Board who is also an Employee.

        (k) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        (l) "EMPLOYEE" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (n) "EXERCISE PRICE" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

        (o) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for such date;

                (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for such date;

                (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

                (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        (p) "GRANT" means any grant of an Award under the Plan.

        (q) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).


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        (r) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or
        Consultant who has been selected by the Committee to receive an Award under the Plan.

        (s) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

        (t) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

        (u) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

        (v) "OPTIONEE" means an individual, estate or other entity that holds an Option.

        (w) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        (x) "PARTICIPANT" means an individual or estate or other entity that holds an Award.

        (y) "PLAN" means this PDF Solutions, Inc. 2001 Stock Incentive Plan as it may be amended from time to time.

        (z) "RESTRICTED STOCK" means a Share awarded under the Plan pursuant to a Stock Purchase Right.

        (aa) "RESTRICTED STOCK AGREEMENT" means the agreement described in
        Section 8 evidencing Restricted Stock that may be purchased following the Award of a Stock Purchase Right.

        (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (cc) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

        (dd) "SHARE" means one share of Common Stock.

        (ee) "STOCK OPTION AGREEMENT" means the agreement described in Section 6 evidencing each Grant of an Option.

        (ff) "STOCK PURCHASE RIGHT" means the right to acquire Restricted Stock pursuant to Section 8.

        (gg) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or


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        more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (hh) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.


SECTION 3. ADMINISTRATION.

        (a) COMMITTEE COMPOSITION. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

        With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

        The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

        Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

        (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

                (i) selecting Key Employees who are to receive Awards under the Plan;

                (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

                (iii) interpreting the Plan; and

                (iv) making all other decisions relating to the operation of the Plan.


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        The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

        (c) INDEMNIFICATION. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from
        (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.


SECTION 4. ELIGIBILITY.

        (a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

        (b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

        (c) NON-EMPLOYEE DIRECTOR OPTIONS. Non-Employee Directors shall also be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

                (i) Each eligible Non-Employee Director elected or appointed after the effective date of the Company's initial public offering shall automatically be granted an NSO to purchase 30,000 Shares (after giving effect to the June 2001 stock split) (subject to adjustment under
        Section 9) as a result of his or her initial election or appointment as a Non-Employee Director. Upon the conclusion of each regular annual meeting of the Company's stockholders following his or her initial appointment, each eligible Non-Employee Director who will continue serving as a member of the Board and who received an initial grant thereafter shall receive an NSO to purchase 7,500 Shares (after giving effect to the June 2001 stock split) (subject to adjustment under
        Section 9). All NSOs granted pursuant to this Section 4 shall vest and become exercisable provided the individual is serving as a director of the Company as of the vesting date as follows: 25% one year


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        from the date of grant, then in 36 equal monthly installments commencing on the date one month and one year after the date of grant.

                (ii) All NSOs granted to Non-Employee Directors under this
        Section 4(c) shall become exercisable in full in the event of Change in Control with respect to the Company.

                (iii) The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in
        Section 7.

                (iv) All NSOs granted to a Non-Employee Director under this
        Section 4(c) shall terminate on the earlier of:

                        (1) The 10th anniversary of the date of grant; or

                        (2) The date ninety (90) days after the termination of
                such Non-Employee Director's Service for any reason.


SECTION 5. SHARES SUBJECT TO PLAN.

        (a) BASIC LIMITATION. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 3,000,000 Shares (after giving effect to the June 2001 stock split).

        (b) ANNUAL ADDITION. Beginning with the first fiscal year of the Company beginning after the Effective Date, on the first day of each fiscal year, Shares will be added to the Plan equal to the lesser of (i) 3,000,000 Shares (after giving effect to the June 2001 stock split),
        (ii) five percent (5%) of the outstanding shares in the last day of the prior fiscal year, or (iii) such lesser number of Shares as may be determined by the Board in its sole discretion.

        (c) ADDITIONAL SHARES. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan.

        (d) LIMITS ON OPTIONS. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 1,000,000 Shares (after giving effect to the June 2001 stock split), or 2,000,000 Shares (after giving effect to the June 2001 stock split) in the first fiscal year of a Key Employee's employment with Company.

        (e) LIMITS ON STOCK PURCHASE RIGHTS. No Key Employee shall receive an Award of Stock Purchase Rights during any fiscal year covering in excess of 500,000 Shares (after giving effect to the June 2001 stock split), or


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        1,000,000 Shares (after giving effect to the June 2001 stock split) in the first fiscal year of a Key Employee's employment with Company.


SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

        (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

        (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

        (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

        (e) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares


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        and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

        (f) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (g) NO RIGHTS AS STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

        (h) RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.


SECTION 7. PAYMENT FOR OPTION SHARES.

        (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

                (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

                (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

        (b) SURRENDER OF STOCK. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c) PROMISSORY NOTE. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.


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        (d) OTHER FORMS OF PAYMENT. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.


SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF STOCK PURCHASE RIGHTS.

        (a) TIME, AMOUNT AND FORM OF AWARDS. Awards under this Section 8 may be granted in the form of Stock Purchase Rights pursuant to which Restricted Stock will be awarded to a Key Employee. Such Rights may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Stock will be forfeited in the event that the related NSOs is exercised.

        (b) AGREEMENTS. Each Award of a Stock Purchase Right under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

        (c) PAYMENT FOR RESTRICTED STOCK. Restricted Stock may be issued pursuant to the Award of a Stock Purchase Right with or without cash consideration under the Plan.

        (d) VESTING CONDITIONS. Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

        (e) ASSIGNMENT OR TRANSFER OF RESTRICTED STOCK. Except as provided in
        Section 13, or in a Restricted Stock Agreement, or as required by applicable law, an Award granted under this Section 8 shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this
        Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock by will or by the laws of descent and distribution.

        (f) TRUSTS. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and


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        restrictions set forth in the Plan and in the applicable Restricted
        Stock Agreement, as if such trustee were a party to such Agreement.

        (g) VOTING AND DIVIDEND RIGHTS. The holders of Restricted Stock acquired pursuant to a Stock Purchase Right awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.


SECTION 9. PROTECTION AGAINST DILUTION.

        (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

                (i) the number of Shares available for future Awards and the per person Share limits under Section 5;

                (ii) the number of Shares covered by each outstanding Award; or

                (iii) the Exercise Price under each outstanding Option.

        (b) PARTICIPANT RIGHTS. Except as provided in this Section 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


SECTION 10. EFFECT OF A CHANGE IN CONTROL.

        (a) MERGER OR REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration.


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        (b) ACCELERATION. Except as otherwise provided in the applicable Stock
        Option Agreement or Restricted Stock Agreement, in the event that a Change in Control occurs with respect to the Company and the applicable agreement of merger or reorganization provides for assumption or continuation of Awards pursuant to Section 10(a), no acceleration of vesting shall occur. In the event that a Change in Control occurs with respect to the Company and there is no assumption or continuation of Awards pursuant to Section 10(a), all Awards shall vest and become immediately exercisable.


SECTION 11. LIMITATIONS ON RIGHTS.

        (a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

        (b) STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 9.

        (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.


SECTION 12. WITHHOLDING TAXES.

        (a) GENERAL. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

        (b) SHARE WITHHOLDING. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may the Company allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.


SECTION 13. DURATION AND AMENDMENTS.

        (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders. No Options shall be exercisable until such stockholder approval is obtained. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Awards made shall be null and void and no additional Awards shall be made. The Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 13(b).

        (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

                                                              GRANT NO. ________

                               PDF SOLUTIONS, INC.

                                 2001 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


        PDF Solutions, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock (the "Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Plan (the "Plan").

Date of Option Grant:  __________________, 2001

Name of Optionee:  _________________________________________________

Optionee's Social Security Number:  _____-____-_____

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Vesting Start Date:  _____________, 2001

Vesting Schedule:

        Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to ONE-FOURTH (1/4) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of ONE-FORTY-EIGHTH (1/48) per month on the 1st day of each of the THIRTY-SIX (36) MONTHS following the month of the one-year anniversary of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee:_______________________________________________________
                             (Signature)

Company:________________________________________________________
                             (Signature)

        Title:__________________________________________________


Attachment

                               PDF SOLUTIONS, INC.

                                 2001 STOCK PLAN

                             STOCK OPTION AGREEMENT


THE PLAN AND                      The text of the Plan is incorporated in this
OTHER AGREEMENTS                  Agreement by reference. Certain capitalized
                                  terms used in this Agreement are defined in the Plan.

                                  This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

INCENTIVE STOCK OPTION            This Option is intended to be an Incentive
                                  Stock Option under section 422 of the Internal
                                  Revenue Code and will be interpreted
                                  accordingly. If you cease to be an employee of the Company, a Subsidiary or of a Parent but continue to provide Service, this Option will be deemed a Nonstatutory Stock Option on the 90th day after you cease to be an employee. In addition, to the extent that all or part of this Option exceeds the $100,000 rule of section 422(d) of the Code, this Option or the lesser excess part will be treated as a Nonstatutory Stock Option.

VESTING This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

REGULAR TERMINATION               If your Service terminates for any reason,
                                  other than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

TERMINATION FOR                   If your Service is terminated for Cause,
CAUSE                             as determined by the Board in its sole
                                  discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, "Cause" shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Parent, Subsidiary or Affiliate); or any other intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or Affiliate) in a material manner. This definition shall not restrict in any way the Company's or any Parent's, Subsidiary's or Affiliate's right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute "cause" for purposes other than this Agreement.

DEATH If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

DISABILITY                        If your Service terminates because of your
                                  Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

LEAVES OF ABSENCE                 For purposes of this Option, your Service does
                                  not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued
                                  Service crediting is required by applicable law. However, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract.
                                  Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                                  The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

NOTICE OF EXERCISE                When you wish to exercise this Option, you
                                  must notify the Company by filing the proper
                                  "Notice of Exercise" form at the address given on the form. Your notice must specify how many
                                  Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).
                                  The notice will be effective when it is
                                  received by the Company.

                                  If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment                   When you submit your notice of exercise, you
                                  must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                  -   Cash, your personal check, a cashier's
                                      check or a money order.

                                  -   Shares which have already been owned by
                                      you for more than six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                  -   To the extent a public market for the
                                      Shares exists as determined by the
                                      Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes                 You will not be allowed to exercise this
                                  Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and      By signing this Agreement, you agree not to
Resale                            exercise this Option or sell any Shares
                                  acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The
                                  Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The
                                  Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities
                                  Act or any state securities laws, or
                                  facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                  If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Transfer of Option                Prior to your death, only you may exercise
                                  this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan.
                                  If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                                  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your Option in any other way.

Retention Rights                  Your Option or this Agreement does not
                                  give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights                You, or your estate or heirs, have no rights
                                  as a stockholder of the Company until a
                                  certificate for your Option's Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments                       In the event of a stock split, a stock
                                  dividend or a similar change in the Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your
                                  Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                     "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                     ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                     TRANSFER AND OPTIONS TO PURCHASE SUCH
                                     SHARES SET FORTH IN AN AGREEMENT BETWEEN
                                     THE COMPANY AND THE REGISTERED HOLDER, OR
                                     HIS OR HER PREDECESSOR IN INTEREST. A COPY
                                     OF SUCH AGREEMENT IS ON FILE AT THE
                                     PRINCIPAL OFFICE OF THE COMPANY AND WILL BE
                                     FURNISHED UPON WRITTEN REQUEST TO THE
                                     SECRETARY OF THE COMPANY BY THE HOLDER OF
                                     RECORD OF THE SHARES REPRESENTED BY THIS
                                     CERTIFICATE."

                                     "THE SHARES REPRESENTED HEREBY HAVE NOT
                                     BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                     1933, AS AMENDED, AND MAY NOT BE SOLD,
                                     PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT
                                     AN EFFECTIVE REGISTRATION THEREOF UNDER
                                     SUCH ACT OR AN OPINION OF COUNSEL,
                                     SATISFACTORY TO THE COMPANY AND ITS
                                     COUNSEL, THAT SUCH REGISTRATION IS NOT
                                     REQUIRED."

Applicable Law                    This Agreement will be interpreted and
                                  enforced under the laws of the State of
                                  California.

           By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                                                              GRANT NO. ________

                               PDF SOLUTIONS, INC.

                                 2001 STOCK PLAN


                       NONSTATUTORY STOCK OPTION AGREEMENT


        PDF Solutions, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock (the "Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Plan (the "Plan").

Date of Option Grant:  __________________, 2001

Name of Optionee:  _________________________________________________

Optionee's Social Security Number:  _____-____-_____

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Vesting Start Date:  _____________, 2001

Vesting Schedule:

        Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to one-fourth (1/4) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of one-forty-eighth (1/48) per month on the 1st day of each of the thirty-six (36) months following the month of the one-year anniversary of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee:_______________________________________________________
                             (Signature)

Company:________________________________________________________
                             (Signature)

        Title:__________________________________________________

                               PDF SOLUTIONS, INC.

                                 2001 STOCK PLAN


                       NONSTATUTORY STOCK OPTION AGREEMENT


THE PLAN AND                      The text of the Plan is incorporated in this
OTHER AGREEMENTS                  Agreement by reference. Certain capitalized
                                  terms used in this Agreement are defined in the Plan.

                                  This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

NONSTATUTORY STOCK OPTION         This Option is not intended to be an Incentive
                                  Stock Option under section 422 of the Internal
                                  Revenue Code and will be interpreted
                                  accordingly.

VESTING This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

REGULAR TERMINATION               If your Service terminates for any reason,
                                  other than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

TERMINATION FOR                   If your Service is terminated for Cause, as
CAUSE                             determined by the Board in its sole
                                  discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, "Cause" shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company
                                  (or any Parent, Subsidiary or Affiliate); or any other intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or
                                  Affiliate) in a material manner. This
                                  definition shall not restrict in any way the Company's or any Parent's, Subsidiary's or Affiliate's right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute "cause" for purposes other than this Agreement.

DEATH If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

DISABILITY                        If your Service terminates because of your
                                  Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

LEAVES OF ABSENCE                 For purposes of this Option, your Service does
                                  not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued
                                  Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                                  The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

NOTICE OF EXERCISE                When you wish to exercise this Option, you
                                  must notify the Company by filing the proper
                                  "Notice of Exercise" form at the address given on the form. Your notice must specify how many
                                  Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).
                                  The notice will be effective when it is
                                  received by the Company.

                                  If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                   When you submit your notice of exercise, you
                                  must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                  -   Cash, your personal check, a cashier's
                                      check or a money
                                  order.

                                  -   Shares which have already been owned by
                                      you for more than six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                  -   To the extent a public market for the
                                      Shares exists as determined by the
                                      Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price.

WITHHOLDING TAXES                 You will not be allowed to exercise this
                                  Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

RESTRICTIONS ON EXERCISE AND      By signing this Agreement, you agree not to
RESALE                            exercise this Option or sell any Shares
                                  acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The
                                  Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The
                                  Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities
                                  Act or any state securities laws, or
                                  facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                  If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

TRANSFER OF OPTION                Prior to your death, only you may exercise
                                  this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan.
                                  If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your Option in any other way.

RETENTION RIGHTS                  Your Option or this Agreement does not give
                                  you the right to be retained by the Company
                                  (or any Parent or any Subsidiaries or

                                  Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

STOCKHOLDER RIGHTS                You, or your estate or heirs, have no rights
                                  as a stockholder of the Company until a
                                  certificate for your Option's Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                       In the event of a stock split, a stock
                                  dividend or a similar
                                  change in the Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                     "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                     ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                     TRANSFER AND OPTIONS TO PURCHASE SUCH
                                     SHARES SET FORTH IN AN AGREEMENT BETWEEN
                                     THE COMPANY AND THE REGISTERED HOLDER, OR
                                     HIS OR HER PREDECESSOR IN INTEREST. A COPY
                                     OF SUCH AGREEMENT IS ON FILE AT THE
                                     PRINCIPAL OFFICE OF THE COMPANY AND WILL BE
                                     FURNISHED UPON WRITTEN REQUEST TO THE
                                     SECRETARY OF THE COMPANY BY THE HOLDER OF
                                     RECORD OF THE SHARES REPRESENTED BY THIS
                                     CERTIFICATE."

                                     "THE SHARES REPRESENTED HEREBY HAVE NOT
                                     BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                     1933, AS AMENDED, AND MAY NOT BE SOLD,
                                     PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT
                                     AN EFFECTIVE REGISTRATION THEREOF UNDER
                                     SUCH ACT OR AN OPINION OF COUNSEL,
                                     SATISFACTORY TO THE COMPANY AND ITS
                                     COUNSEL, THAT SUCH REGISTRATION IS NOT
                                     REQUIRED."

APPLICABLE LAW                    This Agreement will be interpreted and
                                  enforced under the laws of the State of
                                  California.

           BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.